UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-00216

Nicholas High Income Fund, Inc.

(Exact Name of Registrant as specified in charter)

700 North Water Street, Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices)          (Zip Code)

Jeffrey T. May, Senior Vice President, Secretary and Treasurer

700 North Water Street

Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Registrant's telephone number, including area code: 414-272-4650

Date of fiscal year end: 12/31/2010

Date of reporting period: 12/31/2010

Item 1. Report to Stockholders.

                                   ANNUAL REPORT

                                 December 31, 2010

                          NICHOLAS HIGH INCOME FUND, INC.
                               700 North Water Street
                             Milwaukee, Wisconsin 53202
                               www.nicholasfunds.com

February 2011

Report to Fellow Shareholders:

Market Overview

The high yield market completed the second year of a bull market cycle that started from the lows in March 2009 and moved steadily to higher valuations through the end of 2010. The rebound from the worst year of performance for high yield bonds on record in 2008 was driven by a number of factors including increased availability of credit for new debt issuance, improving fundamentals, declining default rates and the low interest rate environment. Fed Funds rates at near zero have been a great benefit to corporations and incented investors to seek higher potential returns by investing in riskier investments. Massive government intervention has infused greater liquidity into the economy and the high yield market during 2009-10, enabling companies to refinance higher cost debt, extend their maturities and improve profitability, which has effectively reduced the risk of higher defaults.

High yield bonds produced some very compelling returns in 2010. Using the Bank of America Merrill Lynch ("BAML") Bond Indices as a proxy, lower rated bonds once again provided the highest returns for the second straight year. The BAML U.S. High Yield Index for CCC and Lower Rated Bonds earned a total return of 18.42%, on the back of 96.79% in 2009. This sector easily produced the best returns in the high yield space as compared to the BAML U.S. High Yield BB Index return of 14.93% and the BAML U.S. High Yield B Index at 13.99%.

High yield bonds finished the year with valuations near average compared to long-term yield spreads. The average valuation along with improving fundamentals and lower competing yields may position high yield bonds to once again produce attractive relative returns in 2011. It does appear however that superior high yield bond performance in the year ahead may require more astute security selection as opposed primarily riding the recovery wave of high yield from the lows in 2008, which drove performance in subsequent years. In our opinion identifying unique, undervalued corporate securities offering higher potential returns will be the key to market outperformance in 2011.

In a larger context, we feel the economy will continue to improve moderately and unevenly for the foreseeable future. Of note; fiscal deficits, employment, consumer sentiment, the housing market and interest rates will all play roles in the markets ahead. Low interest rates remain a stimulative force, but are being offset by expectations of federal, state and local government budget cuts and high unemployment/underemployment rates. If history is a guide, the deleveraging process in place for the U.S. will likely take years to work through leading to more mediocre economic growth. Large deficits are causing investors concern they may be seeding future inflation, but the excess capacity in the economy should keep interest rates range bound for the next couple of years. Historically low interest rates, an accommodative Federal Reserve and an improving economy have proven an attractive environment for riskier assets, such as high yield bonds in 2011.

Performance

Nicholas High Income Fund - Class I ("Fund") produced a net return of 9.72% for the six-month period and 12.99% for the year ended December 31, 2010, respectively. This compared to a gross return of 9.89% and 15.07% for the BAML U.S. High Yield Master II Constrained Index ("BAML HY") over the same periods. The Fund offered solid absolute returns for the second straight year, supported by the recovery in the high yield market from the depths of the financial crisis. The high yield bond market posted its second consecutive year of solid performance on the heels of one of the most impressive one year returns in history, 57.51% for the period ended December 31, 2009, as represented by the BAML U.S. High Yield Master II Index. The 2009 return exceeded the previous best calendar year return for high yield, 39%, recorded in 1991. Over the past two years the lowest quality bonds, CCC and lower, earned 133.05%, or 52.66% annualized, as indicated by the BAML Bond Indices. Clearly the basis for these outsized returns was set up by the decline in high yield valuations in 2008.

The returns earned by the Fund are consistent with our investment philosophy and style. The approach has been to identify undervalued securities using rigorous financial analysis to verify that the fundamental outlook is properly aligned with current valuations. An analysis of trends in earnings, EBITDA, leverage and asset coverage are critical for making a sound investment. Security valuation is the primary gatekeeper on the decision whether to add or eliminate a holding from the portfolio. Financially sound companies with fully priced securities do not necessarily represent a good value, while companies that have stumbled financially should not automatically be dismissed as bad investments if the valuations offer a sufficient margin of safety. This process suggests a more conservative approach to investing in high yield bonds, which we believe has the potential to allow for more consistent returns and less downside risk to investors. This was the case during the period 2008 through 2010.

Portfolio Review

The Fund remains positioned with a shorter relative duration compared to the BAML HY Index. At 3.6 years, the focus is more on generating performance from credit analysis than on interest rate trends. While less performance was captured from declining interest rates over the last year, we feel the shorter duration posture offers greater stability over interest rate cycles. The Fund remains overweighted in BB/B–rated bonds relative to the BAML HY Index, which is consistent with our longer term approach of focusing on fundamentally stronger companies.

As of December 31, 2010, the Fund was positioned with a larger relative weighting in the Capital Goods, Consumer Non-Cyclical, Technology and Telecommunications sectors. Holdings in the Capital Goods and Consumer Non-Cyclical sectors offer exposure to an improving economy and consistency in earnings. Positions held in Technology and Telecommunications are focused on participating in the growth of smart phones and increasing data flows, which require infrastructure improvement and enhanced software to meet consumer demands.

The Fund is underweight in the Financial and Automotive sectors. The underweight is based on our view that these sectors are fully priced following performance during the past two years; however, there are opportunities within the Automotive sector with some suppliers, which may have room to improve now that the auto industry seems to have stabilized and is growing.

We remain committed to the Fund's long-term strategy which is based on a process that seeks to identify value opportunities in out-of-favor or poorly followed securities of financially sound companies. Opportunities tend to arise over time in the securities of companies that fall temporarily out-of-favor due to specific company or industry issues that may taint the issuers. Often times these companies are in a period of transition or restructuring where market sentiment is overly harsh or negative resulting in an undervalued situation. We are keenly aware that a cheap price alone does not guarantee a good investment; therefore, we seek to identify a catalyst we believe will allow the company and its securities to regain favor and be rewarded with higher valuations. We believe that investing in securities trading below their fair values due to non-fundamental short-term issues, emotion or misunderstanding offers significant long-term potential returns.

Returns for Nicholas High Income Fund, Inc. - Class I and selected indices are provided in the chart below for the periods ended December 31, 2010. The Fund and Morningstar performance data is net of fees, while the BAML Indices are gross of fees.

		Average Annual Total Return
	6 Month	1 Year	3 Year	5 Year	10 Year
Nicholas High Income Fund, Inc. - Class I	9.72%	12.99%	5.76%	5.71%	5.82%
BAML U.S. High Yield Master II Constrained Index	9.89%	15.07%	10.35%	8.82%	8.74%
BAML U.S. High Yield BB/B Bond Index	9.46%	14.50%	8.47%	7.73%	7.74%
Morningstar High Yield Bond Funds Category	10.16%	14.24%	7.11%	6.57%	6.95%
Ending value of $10,000 invested in Nicholas High Income Fund, Inc. - Class I	$10,972	$11,299	$11,830	$13,199	$17,605
Fund's Class I Expense Ratio: 0.73%

The Fund's expense ratios for the period ended December 31, 2010 can be found in the financial highlights included within this report.

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by visiting www.nicholasfunds.com/returns.html.

The ending values above illustrate the performance of a hypothetical $10,000 investment made in the Fund over the timeframes listed. Assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable sales charge or redemption fees. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. These figures do not imply any future performance.

Class N of the Fund commenced operations on February 28, 2005. The annual returns shown for the Class I shares for this Fund would be substantially similar to the Class N because both classes of shares are invested in the same portfolio of securities. Annual returns will differ only to the extent that the classes do not have the same expenses. Specifically, the performance shown for the Class I shares does not reflect the 0.25% 12b-1 fee or 0.10% servicing fee that is charged to Class N shares.

Thank you for your continued investment in the Nicholas High Income Fund.

Regards,

Lawrence J. Pavelec

Senior Vice President

Portfolio Manager

The information above represents the opinions of the Fund manager, is subject to change, and any forecasts made cannot be guaranteed.

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

Please refer to the schedule of investments in the report for complete Fund holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Index Definitions - You cannot invest directly in an index.

The Bank of America Merrill Lynch U.S. High Yield Master II Index is a market value-weighted index of all domestic and yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. The Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index limits any individual issuer to a maximum of 2% benchmark exposure.

The Bank of America Merrill Lynch U.S. High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt publicly issued in the US domestic market. Qualifying securities must have at least one year remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million.

The Bank of America Merrill Lynch U.S. High Yield BB Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated BB1 through BB3.

The Bank of America Merrill Lynch U.S. High Yield B Index is a subset of the Bank of America Merrill Lynch U.S. High Yield Index including all securities rated B1 through B3.

The Bank of America Merrill Lynch U.S. High Yield CCC and Lower Rated Index is a subset of the Merrill Lynch US High Yield Index including all securities rated CCC1 or lower.

Each Morningstar Category average represents a universe of Funds with similar invest objectives.

EBITDA - Earnings Before Interest, Taxes, Depreciation and Amortization.

Must be preceded or accompanied by a prospectus.

The Nicholas Funds are distributed by Quasar Distributors, LLC. (02/11)

The line graph, which follows, compares the initial account value and subsequent account values at the end of each of the most recently completed ten fiscal years of the Fund's Class I, to the same investment over the same periods in the Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index. The graph assumes a $10,000 investment in the Fund's Class I and the index at the beginning of the first fiscal year.

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN

NICHOLAS HIGH INCOME FUND, INC. CLASS I AND

BANK OF AMERICA MERRILL LYNCH U.S. HIGH YIELD MASTER II CONSTRAINED INDEX

	Nicholas High Income Fund, Inc. - Class I	% Total Return	Bank of America Merrill Lynch High Yield Master II Constrained Index	% Total Return
12/31/2000	$10,000.00		$10,000.00
12/31/2001	10,876.42	8.76%	10,448.30	4.48%
12/31/2002	9,775.13	(10.13)%	10,392.92	(0.53)%
12/31/2003	11,998.75	22.75%	13,299.67	27.97%
12/31/2004	13,156.75	9.65%	14,745.64	10.87%
12/31/2005	13,337.69	1.38%	15,155.13	2.78%
12/31/2006	14,572.11	9.26%	16,785.21	10.76%
12/31/2007	14,881.91	2.13%	17,209.94	2.53%
12/31/2008	11,424.04	(23.26)%	12,716.97	(26.11)%
12/31/2009	15,580.41	36.42%	20,105.16	58.10%
12/31/2010	17,604.90	12.99%	23,134.08	15.07%

The Fund's Class I average annual total returns for the one, five and ten year periods ended on the last day of the most recent fiscal year are as follows:

	One Year Ended December 31, 2010	Five Years Ended December 31, 2010	Ten Years Ended December 31, 2010

Average Annual Total Return	12.99%	5.71%	5.82%

Past performance is not predictive of future performance, and the above graph and table do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Financial Highlights Class I (NCINX)
For a share outstanding throughout each period
-------------------------------------------------------------------------
                                        Years Ended December 31,
                               ------------------------------------------
                                2010     2009     2008     2007     2006(1)
                               ------   ------   ------   ------   ------
NET ASSET VALUE,
 BEGINNING OF PERIOD ........   $9.09    $7.18   $10.18   $10.70   $10.50
   INCOME (LOSS) FROM
    INVESTMENT OPERATIONS
   Net investment income ....     .74      .66      .71      .75      .75
   Net gain (loss) on
    securities (realized and
    unrealized) .............     .41     1.91    (3.00)    (.52)     .20
                               ------    -----   ------   ------   ------
      Total from investment
       operations ...........    1.15     2.57    (2.29)     .23      .95
                               ------    -----   ------   ------   ------
   LESS DISTRIBUTIONS
   From net investment
    income ..................    (.72)    (.66)    (.71)    (.75)    (.75)
                               ------    -----   ------   ------   ------
NET ASSET VALUE, END
 OF PERIOD ..................   $9.52    $9.09   $ 7.18   $10.18   $10.70(2)
                                -----    -----   ------   ------   ------
                                -----    -----   ------   ------   ------

TOTAL RETURN ................  12.99%   36.42% (23.26)%    2.13%    9.26%

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ..........   $91.6    $88.6    $65.2    $91.9   $100.1
Ratio of expenses to
 average net assets .........    .74%     .73%     .77%     .72%     .71%
Ratio of net investment
 income to average
 net assets .................   7.74%    8.12%    7.70%    6.97%    6.91%
Portfolio turnover rate .....  78.23%   88.33%   61.42%   59.14%   49.85%

(1) Per share data for the period presented reflects a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for the net asset value referenced in footnote 2 of these Class I highlights.
(2) The net asset value reported at the original date prior to the reverse stock split was $2.14 for the year ended December 31, 2006.

The accompanying notes to financial statements are an integral part of these highlights.

Financial Highlights Class N (NNHIX)
For a share outstanding throughout each period
-----------------------------------------------------------------------------------
                                          Years Ended December 31,
                             --------------------------------------------------
                              2010       2009       2008       2007       2006(1)
                             ------     ------     ------     ------     ------
NET ASSET VALUE,
 BEGINNING OF PERIOD ......   $9.18      $7.24     $10.06     $10.60     $10.40
   INCOME (LOSS) FROM
    INVESTMENT OPERATIONS
   Net investment income ..     .69        .63        .52        .71        .70
   Net gain (loss) on
    securities (realized and
    unrealized) ...........     .44       1.94      (2.82)      (.54)       .20
                              -----      -----     ------     ------     ------
      Total from investment
       operations .........    1.13       2.57      (2.30)       .17        .90
                              -----      -----     ------     ------     ------
   LESS DISTRIBUTIONS
   From net investment
    income ................    (.67)      (.63)      (.52)      (.71)      (.70)
                              -----      -----     ------     ------     ------
NET ASSET VALUE, END
 OF PERIOD ................   $9.64      $9.18     $ 7.24     $10.06     $10.60(2)
                              -----      -----     ------     ------     ------
                              -----      -----     ------     ------     ------

TOTAL RETURN ..............  12.56%     36.15%   (23.33)%      1.59%      9.04%

SUPPLEMENTAL DATA:
Net assets, end of
 period (millions) ........    $3.4      $16.2       $.09       $.13       $.13
Ratio of expenses to
 average net assets .......   1.06%      1.06%      1.06%      1.07%      1.07%
Ratio of net investment
 income to average
 net assets ...............   7.34%      7.67%      6.72%      6.58%      6.59%
Portfolio turnover rate ...  78.23%     88.33%     61.42%     59.14%     49.85%

(1) Per share data for the period presented reflects a reverse stock split of one share for every five shares outstanding effected January 29, 2007, except for the net asset value referenced in footnote 2 of these Class N highlights.
(2) The net asset value reported at the original date prior to the reverse stock split was $2.12 for the year ended December 31, 2006.

The accompanying notes to financial statements are an integral part of these highlights.

-------------------------------------------------------------------------------
Top Ten Portfolio Issuers
December 31, 2010 (unaudited)
-------------------------------------------------------------------------------
                                                                  Percentage
        Name                                                    of Net Assets
        ----                                                    -------------
        MGM Resorts International ..............................     2.55%
        ManTech International Corporation ......................     2.47%
        Great Lakes Dredge & Dock Company ......................     2.39%
        PAETEC Holding Corp. ...................................     2.25%
        Pinnacle Foods Finance LLC .............................     2.19%
        CDW LLC ................................................     2.18%
        CIT Group Inc. .........................................     2.11%
        Cablevision Systems Corporation ........................     1.96%
        Cott Beverages Inc. ....................................     1.82%
        Global Crossing Ltd. ...................................     1.78%
                                                                    ------
        Total of top ten .......................................    21.70%
                                                                    ------
                                                                    ------

-------------------------------------------------------------------------------
Sector Diversification (As a Percentage of Portfolio)
December 31, 2010 (unaudited)
-------------------------------------------------------------------------------
        BAR CHART PLOT POINTS
        Energy ....................................................    12.65%
        Telecommunications ........................................    11.47%
        Services ..................................................    10.40%
        Capital Goods .............................................     9.09%
        Media .....................................................     7.22%
        Consumer Non-Cyclical .....................................     7.13%
        Consumer Cyclical .........................................     6.31%
        Basis Industry ............................................     6.26%
        Technology & Electronics ..................................     5.64%
        Healthcare ................................................     5.02%
        Financials ................................................     4.92%
        Short-Term Investments ....................................     4.70%
        Utility ...................................................     2.11%
        Automotive ................................................     2.08%
        Real Estate ...............................................     1.76%
        Financial Services ........................................     1.16%
        Banking ...................................................      .76%
        Telecommunication Services ................................      .69%
        Other .....................................................      .63%

-------------------------------------------------------------------------------
Fund Expenses
For the six month period ended December 31, 2010 (unaudited)
-------------------------------------------------------------------------------
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other operating expenses.  The following table is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds.
The example is based on an investment of $1,000 made at the beginning of the period and held for the entire period.
The first line of the table below for each share class of the Fund provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class of the Fund and an assumed rate of return of 5% per year before expenses, which are not the Fund's actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund with other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.
Class I
                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period*
                       06/30/10         12/31/10       07/01/10 - 12/31/10
        ------------------------------------------------------------------
        Actual        $1,000.00        $1,097.20              $3.75
        Hypothetical   1,000.00         1,021.42               3.62
        (5% return before expenses)
        * Expenses are equal to the Class I six-month annualized expense ratio of 0.70%, multiplied by the average account value over the period, multiplied by 186 then divided by 364 to reflect the one-half year period.

Class N
                      Beginning          Ending             Expenses
                       Account          Account            Paid During
                        Value            Value               Period**
                       06/30/10         12/31/10       07/01/10 - 12/31/10
        ------------------------------------------------------------------
        Actual        $1,000.00        $1,095.90              $5.46
        Hypothetical   1,000.00         1,019.79               5.26
        (5% return before expenses)
        ** Expenses are equal to the Class N six-month annualized expense ratio of 1.02%, multiplied by the average account value over the period, multiplied by 186 then divided by 364 to reflect the one-half year period.

Schedule of Investments
December 31, 2010
-------------------------------------------------------------------------------------------------------------------------
      Shares or
      Principal
       Amount                                                                                                    Value
    -----------                                                                                              -----------
 NON-CONVERTIBLE BONDS -- 91.13%
                 Automotive - Auto Parts & Equipment -- 2.06%
     $  500,000  American Axle & Manufacturing Holdings, Inc. 144A restricted, 9.25%, 01/15/17               $   558,750
      1,000,000  Goodyear Tire & Rubber Company (The) 10.50%, 05/15/16                                         1,140,000
        250,000  Tenneco Inc. 144A restricted, 6.875%, 12/15/20                                                  255,625
                                                                                                             -----------
                                                                                                               1,954,375
                                                                                                             -----------
                 Banking -- 0.75%
      1,000,000  BAC Capital Trust XIV Fixed to Floating Rate Securities 5.63%, 12/31/49(1)                      710,200
                                                                                                             -----------
                 Basic Industry - Building Materials -- 0.55%
        250,000  Interline Brands, Inc. 144A restricted, 7.00%, 11/15/18                                         253,750
        250,000  Texas Industries, Inc. 144A restricted, 9.25%, 08/15/20                                         265,625
                                                                                                             -----------
                                                                                                                 519,375
                                                                                                             -----------
                 Basic Industry - Chemicals -- 0.57%
        500,000  Huntsman International LLC 144A restricted, 8.625%, 03/15/21                                    540,000
                                                                                                             -----------
                 Basic Industry - Forestry & Paper -- 2.88%
      1,000,000  Boise Paper Holdings, L.L.C. 8.00%, 04/01/20                                                  1,070,000
      1,000,000  Cascades Inc. 7.75%, 12/15/17                                                                 1,042,500
        100,000  Clearwater Paper Corporation 144A restricted, 7.125%, 11/01/18                                  103,250
        500,000  Potlatch Corporation 144A restricted, 7.50%, 11/01/19                                           522,500
                                                                                                             -----------
                                                                                                               2,738,250
                                                                                                             -----------
                 Basic Industry - Metal/Mining Excluding Steel -- 1.08%
      1,000,000  FMG Resources Pty Ltd 144A restricted, 7.00%, 11/01/15                                        1,025,000
                                                                                                             -----------
                 Basic Industry - Steel Producers & Products -- 1.10%
        500,000  Steel Dynamics, Inc. 144A restricted, 7.625%, 03/15/20                                          535,000
        500,000  United States Steel Corporation 7.375%, 04/01/20                                                512,500
                                                                                                             -----------
                                                                                                               1,047,500
                                                                                                             -----------
                 Capital Goods - Aerospace & Defense -- 2.48%
      2,250,000  ManTech International Corporation 7.25%, 04/15/18                                             2,351,250
                                                                                                             -----------
                 Capital Goods - Diversified -- 3.59%
        500,000  Actuant Corporation 6.875%, 06/15/17                                                            511,250
        500,000  American Railcar Industries, Inc. 7.50%, 03/01/14                                               508,750
      1,000,000  Coleman Cable, Inc. 9.00%, 02/15/18                                                           1,035,000
        350,000  Mueller Water Products, Inc. 7.375%, 06/01/17                                                   337,750
      1,000,000  Park-Ohio Industries, Inc. 8.375%, 11/15/14                                                   1,015,000
                                                                                                             -----------
                                                                                                               3,407,750
                                                                                                             -----------
                 Capital Goods - Machinery -- 0.73%
        250,000  Briggs & Stratton Corporation 144A restricted, 6.875%, 12/15/20                                 255,000
        405,000  Case Corporation 7.25%, 01/15/16                                                                437,400
                                                                                                             -----------
                                                                                                                 692,400
                                                                                                             -----------
                 Capital Goods - Packaging -- 2.18%
        500,000  Berry Plastics Corporation 9.50%, 05/15/18                                                      501,250
      1,500,000  Solo Cup Company 10.50%, 11/01/13                                                             1,567,500
                                                                                                             -----------
                                                                                                               2,068,750
                                                                                                             -----------
                 Consumer Cyclical - Apparel and Textiles -- 0.54%
        500,000  Levi Strauss & Co. 7.625%, 05/15/20                                                             516,250
                                                                                                             -----------
                 Consumer Cyclical - Department Stores -- 0.49%
        500,000  Sears Holdings Corporation 144A restricted, 6.625%, 10/15/18                                    466,250
                                                                                                             -----------
                 Consumer Cyclical - Household & Leisure Products -- 0.27%
        225,000  Sealy Mattress Company 144A restricted, 10.875%, 04/15/16                                       254,250
                                                                                                             -----------
                 Consumer Cyclical - Restaurants -- 2.74%
      1,000,000  DineEquity, Inc. 144A restricted, 9.50%, 10/30/18                                             1,060,000
      1,000,000  NPC International, Inc. 9.50%, 05/01/14                                                       1,022,500
        500,000  OSI Restaurant Partners, LLC 10.00%, 06/15/15                                                   520,000
                                                                                                             -----------
                                                                                                               2,602,500
                                                                                                             -----------
                 Consumer Cyclical - Specialty Retail -- 2.18%
        500,000  Gymboree Corporation (The) 144A restricted, 9.125%, 12/01/18                                    521,250
        500,000  Pantry, Inc. (The) 7.75%, 02/15/14                                                              502,500
        500,000  Toys "R" Us Property Company II, LLC  8.50%, 12/01/17                                           537,500
        500,000  United Auto Group, Inc. 7.75%, 12/15/16                                                         510,000
                                                                                                             -----------
                                                                                                               2,071,250
                                                                                                             -----------
                 Consumer Non-Cyclical - Beverage -- 2.39%
        500,000  Constellation Brands, Inc. 8.375%, 12/15/14                                                     546,250
      1,600,000  Cott Beverages Inc. 8.375%, 11/15/17                                                          1,728,000
                                                                                                             -----------
                                                                                                               2,274,250
                                                                                                             -----------
                 Consumer Non-Cyclical - Food-Wholesale -- 2.19%
      2,000,000  Pinnacle Foods Finance LLC 9.25%, 04/01/15                                                    2,082,500
                                                                                                             -----------
                 Consumer Non-Cyclical - Products -- 2.45%
        350,000  FGI Operating Company, Inc. 10.25%, 08/01/15                                                    367,500
      1,500,000  Libbey Glass Inc. 144A restricted, 10.00%, 02/15/15                                           1,612,500
        350,000  Scotts Miracle-Gro Company (The) 144A restricted, 6.625%, 12/15/20                              350,000
                                                                                                             -----------
                                                                                                               2,330,000
                                                                                                             -----------
                 Energy - Exploration & Production -- 4.42%
      1,000,000  Encore Acquisition Company 9.50%, 05/01/16                                                    1,110,000
        500,000  Petrohawk Energy Corporation 7.25%, 08/15/18                                                    505,000
      1,000,000  SandRidge Energy, Inc. 144A restricted, 9.875%, 05/15/16                                      1,057,500
        500,000  SandRidge Energy, Inc. 144A restricted, 8.00%, 06/01/18                                         507,500
      1,000,000  Stone Energy Corporation 8.625%, 02/01/17                                                     1,015,000
                                                                                                             -----------
                                                                                                               4,195,000
                                                                                                             -----------
                 Energy - Gas-Distribution -- 1.63%
      1,000,000  Inergy, L.P. 6.875%, 12/15/14                                                                 1,015,000
        500,000  Suburban Propane Partners, L.P. 7.375%, 03/15/20                                                533,750
                                                                                                             -----------
                                                                                                               1,548,750
                                                                                                             -----------
                 Energy - Oil Field Equipment & Services -- 4.81%
      1,000,000  CHC Helicopter S.A. 144A restricted, 9.25%, 10/15/20                                          1,035,000
      1,500,000  Helix Energy Solutions Group, Inc.  144A restricted, 9.50%, 01/15/16                          1,541,250
        500,000  Hornbeck Offshore Services, Inc. 6.125%, 12/01/14                                               500,000
        925,000  Parker Drilling Company 9.125%, 04/01/18                                                        966,625
        500,000  Pioneer Drilling Company 9.875%, 03/15/18                                                       528,750
                                                                                                             -----------
                                                                                                               4,571,625
                                                                                                             -----------
                 Energy - Oil Refining & Marketing -- 1.62%
      1,000,000  Tesoro Corporation 6.50%, 06/01/17                                                            1,002,500
        500,000  Western Refining, Inc. 144A restricted, 11.25%, 06/15/17                                        540,000
                                                                                                             -----------
                                                                                                               1,542,500
                                                                                                             -----------
                 Financial Services - Investments & Miscellaneous Financial Services -- 1.15%
      1,000,000  Interactive Data Corporation 144A restricted, 10.25%, 08/01/18                                1,087,500
                                                                                                             -----------
                 Financials - Consumer, Commercial & Lease Financing -- 3.24%
      2,000,000  CIT Group Inc. 7.00%, 05/01/17                                                                2,005,000
      1,000,000  International Lease Finance Corporation 144A restricted, 8.625%, 09/15/15                     1,075,000
                                                                                                             -----------
                                                                                                               3,080,000
                                                                                                             -----------
                 Healthcare - Health Facilities -- 4.74%
        750,000  American Renal Holdings Inc. 144A restricted, 8.375%, 05/15/18                                  768,750
        500,000  Apria Healthcare Group Inc. 12.375%, 11/01/14                                                   550,000
      1,000,000  Apria Healthcare Group Inc. 11.25%, 11/01/14                                                  1,092,500
      1,000,000  Gentiva Health Services, Inc. 11.50%, 09/01/18                                                1,090,000
        500,000  HealthSouth Corporation 7.25%, 10/01/18                                                         510,000
        500,000  LifePoint Hospitals, Inc. 144A restricted, 6.625%, 10/01/20                                     496,250
                                                                                                             -----------
                                                                                                               4,507,500
                                                                                                             -----------
                 Healthcare - Health Services -- 0.21%
        200,000  Warner Chilcott Company, LLC 144A restricted, 7.75%, 09/15/18                                   202,000
                                                                                                             -----------
                 Media - Broadcast -- 1.89%
        675,000  Salem Communications Corporation 9.625%, 12/15/16                                               715,500
      1,000,000  SIRIUS XM Radio Inc. 144A restricted, 8.75%, 04/01/15                                         1,082,500
                                                                                                             -----------
                                                                                                               1,798,000
                                                                                                             -----------
                 Media - Cable -- 2.49%
        750,000  Bresnan Broadband Holdings, LLC 144A restricted, 8.00%, 12/15/2018                              772,500
      1,000,000  Cablevision Systems Corporation 8.625%, 09/15/17                                              1,088,750
        500,000  CCO Holdings, LLC 7.25%, 10/30/17                                                               507,500
                                                                                                             -----------
                                                                                                               2,368,750
                                                                                                             -----------
                 Media - Diversified -- 1.66%
      1,500,000  Media General, Inc. 11.75%, 02/15/17                                                          1,576,875
                                                                                                             -----------
                 Media - Printing & Publishing -- 1.08%
        500,000  Deluxe Corporation 7.375%, 06/01/15                                                             521,250
        500,000  Scholastic Corporation 5.00%, 04/15/13                                                          501,250
                                                                                                             -----------
                                                                                                               1,022,500
                                                                                                             -----------
                 Real Estate - Real Estate Development & Management -- 0.61%
        500,000  CB Richard Ellis Services, Inc. 11.625%, 06/15/17                                               579,375
                                                                                                             -----------
                 Real Estate - REITs -- 1.13%
      1,000,000  DuPont Fabros Technology, L.P. 8.50%, 12/15/17                                                1,070,000
                                                                                                             -----------
                 Services - Gaming -- 2.55%
        500,000  MGM MIRAGE 5.875%, 02/27/14                                                                     461,250
      1,750,000  MGM Resorts International 10.375%, 05/15/14                                                   1,964,375
                                                                                                             -----------
                                                                                                               2,425,625
                                                                                                             -----------
                 Services - Support & Services -- 2.85%
        500,000  Altegrity, Inc. 144A restricted, 10.50%, 11/01/15                                               513,125
        530,000  GEO Group, Inc. (The) 7.75%, 10/15/17                                                           556,500
        600,000  Hertz Corporation (The) 144A restricted, 7.50%, 10/15/18                                        622,500
      1,000,000  Mobile Mini, Inc. 6.875%, 05/01/15                                                            1,015,000
                                                                                                             -----------
                                                                                                               2,707,125
                                                                                                             -----------
                 Services - Theaters & Entertainment -- 1.65%
        500,000  AMC Entertainment Inc. 8.00%, 03/01/14                                                          505,000
        500,000  AMC Entertainment Inc. 8.75%, 06/01/19                                                          533,750
        500,000  NAI Entertainment Holdings LLC 144A restricted, 8.25%, 12/15/17                                 525,000
                                                                                                             -----------
                                                                                                               1,563,750
                                                                                                             -----------
                 Services - Transportation Excluding Air & Rail -- 3.22%
      2,250,000  Great Lakes Dredge & Dock Company 7.75%, 12/15/13                                             2,269,687
        750,000  Swift Services Holdings, Inc. 144A restricted, 10.00%, 11/15/18                                 785,625
                                                                                                             -----------
                                                                                                               3,055,312
                                                                                                             -----------
                 Technology & Electronics - Electronics -- 1.07%
      1,000,000  Eastman Kodak Company 144A restricted, 9.75%, 03/01/18                                        1,020,000
                                                                                                             -----------
                 Technology & Electronics - Software & Services -- 2.31%
      1,500,000  GXS Worldwide, Inc. 9.75%, 06/15/15                                                           1,481,250
        625,000  Terremark Worldwide, Inc. 12.00%, 06/15/17                                                      715,625
                                                                                                             -----------
                                                                                                               2,196,875
                                                                                                             -----------
                 Technology & Electronics - Telecommunications Equipment -- 2.18%
      2,000,000  CDW LLC 11.00%, 10/12/15                                                                      2,075,000
                                                                                                             -----------
                 Telecommunications - Integrated & Services -- 8.52%
      1,000,000  Equinix, Inc. 8.125%, 03/01/18                                                                1,045,000
      1,500,000  Global Crossing Ltd 12.00%, 09/15/15                                                          1,691,250
      2,000,000  PAETEC Holding Corp. 8.875%, 06/30/17                                                         2,135,000
      1,500,000  Windstream Corporation 8.625%, 08/01/16                                                       1,578,750
      1,500,000  Zayo Group, LLC 10.25%, 03/15/17                                                              1,642,500
                                                                                                             -----------
                                                                                                               8,092,500
                                                                                                             -----------
                 Telecommunications - Wireless -- 2.80%
      1,000,000  Digicel Group Limited 144A restricted, 12.00%, 04/01/14                                       1,162,500
      1,500,000  Nextel Communications, Inc. 7.375%, 08/01/15                                                  1,501,875
                                                                                                             -----------
                                                                                                               2,664,375
                                                                                                             -----------
                 Utility - Electric-Generation -- 2.08%
        500,000  Calpine Corporation 144A restricted, 7.875%, 07/31/20                                           506,250
      1,500,000  Edison Mission Energy 7.50%, 06/15/13                                                         1,470,000
                                                                                                             -----------
                                                                                                               1,976,250
                                                                                                             -----------
                   TOTAL NON-CONVERTIBLE BONDS
                    (cost $82,559,887)                                                                        86,579,287
                                                                                                             -----------

 COMMON STOCKS -- 2.35%
                 Financials - Real Estate -- 1.06%
         19,500  Digital Realty Trust, Inc.                                                                    1,005,030
                                                                                                             -----------
                 Other -- 0.61%
          6,500  iShares iBoxx $ High Yield Corporate Bond Fund (2)                                              586,885
                                                                                                             -----------
                 Telecommunication Services -- 0.68%
         18,000  Verizon Communications Inc.                                                                     644,040
                                                                                                             -----------
                   TOTAL COMMON STOCKS
                    (cost $2,168,806)                                                                          2,235,955
                                                                                                             -----------

 CONVERTIBLE PREFERRED STOCK -- 0.53%
                 Financials - Diversified -- 0.53%
            500  Wachovia Corporation 7.50% Non-Cumulative
                  Perpetual Convertible Preferred Stock, Series L
                    (cost $502,500)                                                                              500,275
                                                                                                             -----------

 PREFERRED STOCKS -- 0.03%
                 Financials - Banks -- 0.03%
         35,000  Fannie Mae Fixed-To-Floating Rate
                  Non-Cumulative Preferred Stock, Series S(3)(4)                                                  19,600
         10,000  Freddie Mac Fixed-to-Floating Rate
                  Non-Cumulative Perpetual Preferred Stock, Series Z(4)(5)                                         6,290
                                                                                                             -----------
                   TOTAL PREFERRED STOCKS
                    (cost $986,350)                                                                               25,890
                                                                                                             -----------

 SHORT-TERM INVESTMENTS -- 4.63%
                 Commercial Paper -- 3.63%
     $  750,000  DENTSPLY International Inc. 0.32%, 01/03/11                                                     750,000
      1,000,000  UnitedHealth Group Incorporated 0.40%, 01/03/11                                               1,000,000
        925,000  Hitachi Capital America Corp. 0.30%, 01/04/11                                                   924,993
        775,000  Wisconsin Energy Corporation 0.27%, 01/04/11                                                    774,994
                                                                                                             -----------
                                                                                                               3,449,987
                                                                                                             -----------
                 Variable Rate Demand Note -- 1.00%
        953,009  American Family Financial Services, Inc. 0.10%, 01/03/11(6)                                     953,009
                                                                                                             -----------
                   TOTAL SHORT-TERM INVESTMENTS
                    (cost $4,402,996)                                                                          4,402,996
                                                                                                             -----------
                   TOTAL INVESTMENTS
                    (cost $90,620,539) -- 98.67%                                                              93,744,403
                                                                                                             -----------
                 OTHER ASSETS, NET OF LIABILITIES -- 1.33%                                                     1,260,235
                                                                                                             -----------
                   TOTAL NET ASSETS
                    (basis of percentages disclosed above) -- 100%                                           $95,004,638
                                                                                                             -----------
                                                                                                             -----------

(1) 5.63% per annum until March 15, 2012, thereafter 3-month LIBOR plus 0.40%; such rate being reset quarterly.
(2) Closed end mutual fund.
(3) 8.25% per annum until December 31, 2010, thereafter the greater of (i) 7.75% per annum and
    (ii) 3-month LIBOR plus 4.23% per annum; such rate being reset quarterly.
(4) Non-income producing security.
(5) 8.375% per annum until December 31, 2012, thereafter the greater of (i) 7.875% per annum and
    (ii) 3-month LIBOR plus 4.16% per annum; such rate being reset quarterly.
(6) Subject to a demand feature as defined by the Securities and Exchange Commission.

                   The accompanying notes to financial statements are an integral part of this schedule.

Statement of Assets and Liabilities
December 31, 2010
-------------------------------------------------------------------------------
ASSETS
    Investments in securities at value (cost $90,620,539) .....    $93,744,403
                                                                   -----------
    Receivables -
         Dividend and interest ................................      1,567,193
         Capital stock subscription ...........................        405,000
                                                                   -----------
              Total receivables ...............................      1,972,193
                                                                   -----------
    Other .....................................................         26,759
                                                                   -----------
              Total assets ....................................     95,743,355
                                                                   -----------
LIABILITIES
    Payables -
         Investment securities purchased ......................        649,461
         Due to adviser -
              Management fee ..................................         38,545
              Accounting and administrative fee ...............          4,521
                                                                   -----------
                                                                        43,066
                                                                   -----------
         12b-1 and servicing fee ..............................          5,897
         Other payables and accrued expense ...................         40,293
                                                                   -----------
              Total liabilities ...............................        738,717
                                                                   -----------
              Total net assets ................................    $95,004,638
                                                                   -----------
                                                                   -----------
NET ASSETS CONSIST OF
    Paid in capital ...........................................   $105,189,323
    Net unrealized appreciation on investments ................      3,123,864
    Accumulated net realized loss on investments ..............    (13,370,847)
    Accumulated undistributed net investment income ...........         62,298
                                                                  ------------
              Total net assets ................................   $ 95,004,638
                                                                  ------------
                                                                  ------------

Class I:
Net assets ....................................................    $91,629,666
Shares outstanding ............................................      9,620,753
NET ASSET VALUE PER SHARE ($.05 par value,
75,000,000 shares authorized),
 offering price and redemption price ..........................          $9.52
                                                                         -----
                                                                         -----
Class N:
Net assets ....................................................     $3,374,972
Shares outstanding ............................................        350,239
NET ASSET VALUE PER SHARE ($.05 par value,
25,000,000 shares authorized),
 offering price and redemption price ..........................          $9.64
                                                                         -----
                                                                         -----

The accompanying notes to financial statements are an integral part of this statement.

Statement of Operations
For the year ended December 31, 2010
-------------------------------------------------------------------------------
INCOME
    Interest ..................................................     $7,639,602
    Dividend ..................................................         38,998
    Other .....................................................        168,700
                                                                   -----------
         Total income .........................................      7,847,300
                                                                   -----------
EXPENSES
    Management fee ............................................        418,607
    Transfer agent fees .......................................         55,688
    Accounting and administrative fees ........................         49,863
    Registration fees .........................................         42,859
    Accounting system and pricing service fees ................         28,975
    Audit and tax fees ........................................         25,850
    Directors' fees ...........................................         16,440
    12b-1 fees - Class N ......................................         11,068
    Legal fees ................................................         10,603
    Printing ..................................................          9,743
    Postage and mailing .......................................          7,838
    Insurance .................................................          7,419
    Custodian fees ............................................          5,115
    Servicing fees - Class N ..................................          4,427
    Other operating expenses ..................................          4,270
                                                                  ------------
         Total expenses .......................................        698,765
                                                                   -----------
         Net investment income ................................      7,148,535
                                                                   -----------
NET REALIZED GAIN ON INVESTMENTS ..............................      3,979,950
                                                                   -----------
CHANGE IN NET UNREALIZED APPRECIATION/DEPRECIATION
 ON INVESTMENTS ...............................................       (112,458)
                                                                   -----------
    Net realized and unrealized gain on investments ...........      3,867,492
                                                                   -----------
    Net increase in net assets resulting from operations ......    $11,016,027
                                                                   -----------
                                                                   -----------
The accompanying notes to financial statements are an integral part of this statement.

Statements of Changes in Net Assets
For the years ended December 31, 2010 and 2009
-------------------------------------------------------------------------------
                                                 2010                 2009
                                             -------------       -------------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS
    Net investment income ..................  $  7,148,535        $  7,649,673
    Net realized gain (loss)
     on investments ........................     3,979,950          (2,760,766)
    Change in net unrealized
     appreciation/depreciation
     on investments ........................      (112,458)         24,577,339
                                              ------------        ------------
         Net increase in net
          assets resulting from operations .    11,016,027          29,466,246
                                              ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS
    From net investment income - Class I ...    (6,760,195)         (6,272,250)
    From net investment income - Class N ...      (219,218)         (1,376,907)
                                              ------------        ------------
         Total distributions ...............    (6,979,413)         (7,649,157)
                                              ------------        ------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from shares issued - Class I
     (989,704 and 3,032,394
     shares, respectively) .................     9,434,030          23,804,533
    Reinvestment of distributions - Class I
     (610,163 and 606,055
     shares, respectively) .................     5,754,941           5,286,512
    Cost of shares redeemed - Class I
     (1,721,346 and 2,974,102
     shares, respectively) .................   (16,124,679)        (24,052,462)
    Proceeds from shares issued - Class N
     (1,244,543 and 3,816,192
     shares, respectively) .................    11,769,201          30,403,790
    Reinvestment of distributions - Class N
     (22,835 and 157,362
     shares, respectively) .................       218,709           1,372,638
    Cost of shares redeemed - Class N
     (2,684,424 and 2,219,120
     shares, respectively) .................   (24,888,251)        (19,097,402)
                                              ------------        ------------
         Change in net assets
          derived from capital share
          transactions .....................   (13,836,049)         17,717,609
                                              ------------        ------------
         Total increase (decrease) in net
          assets ...........................    (9,799,435)         39,534,698
                                              ------------        ------------
NET ASSETS
    Beginning of period ....................   104,804,073          65,269,375
                                              ------------        ------------
    End of period (including accumulated
     undistributed net investment
     income of $62,298
     and $62,763, respectively) ...           $ 95,004,638        $104,804,073
                                              ------------        ------------
                                              ------------        ------------

The accompanying notes to financial statements are an integral part of these statements.

Notes to Financial Statements
December 31, 2010
------------------------------------------------------------------------------
(1) Summary of Significant Accounting Policies --
    Nicholas High Income Fund, Inc. (the "Fund") is organized as a Maryland corporation and is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended.
    The primary objective of the Fund is high current income consistent with the preservation and conservation of capital values.  The following is a summary of the significant accounting policies of the Fund:
    (a)  Equity securities traded on a stock exchange will ordinarily be valued on the basis of the last sale price on the date of valuation on the securities principal exchange, or if in the absence of any sale on that day, the closing bid price.  For securities principally traded on the NASDAQ market, the Fund uses the NASDAQ Official Closing Price.
         Debt securities, excluding short-term investments, are valued at their current evaluated bid price as determined by an independent pricing service, which generates evaluations on the basis of dealer quotes for normal institutional-sized trading units, issuer analysis, bond market activity and various other factors.  Securities for which market quotations may not be readily available are valued at their fair value as determined in good faith by procedures adopted by the Board of
         Directors.  Variable rate demand notes are valued at cost, which approximates market value.  U.S. Treasury Bills and commercial paper are stated at amortized cost, which approximates market value.  The
         Fund did not maintain any positions in derivative instruments or engage in hedging activities during the year.  Investment transactions for financial statement purposes are recorded on trade date.
         In accordance with Accounting Standards Codification ("ASC") 820-10,
         "Fair Value Measurements and Disclosures" ("ASC 820-10"), fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  ASC 820-10 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique.
         Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the
         circumstances.  The three-tier hierarchy of inputs is summarized in the three broad levels listed below.
              Level 1 - quoted prices in active markets for identical
              investments
              Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
              Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)
         The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
         The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund's investments carried at value:
                                                      Investments
                                                          in
              Valuation Inputs                        Securities
              -----------------------------------------------------------------
              Level 1 -
                Common Stocks(1) ................... $ 2,235,955
                Convertible Preferred Stocks(1) ....     500,275
                Preferred Stocks(1) ................      25,890
              Level 2 -
                Non-Convertible Bonds(1) ...........  86,579,287
                Commercial Paper ...................   3,449,987
                Variable Rate Security .............     953,009
              Level 3 -
                None ...............................          --
                                                     -----------
                                       Total ....... $93,744,403
                                                     -----------
                                                     -----------
              (1) See Schedule of Investments for further detail by industry.
         There were no significant transfers between levels during the year ended December 31, 2010 and the Fund did not hold any Level 3 investments during the year.
    (b)  Net realized gain (loss) on portfolio securities was computed on the basis of specific identification.
    (c)  Dividend income is recorded on the ex-dividend date, and interest income is recognized on an accrual basis.  Non-cash dividends, if any, are recorded at value on date of distribution.  Generally, discounts and premiums on long-term debt security purchases, if any, are amortized over the expected lives of the respective securities using the effective yield method.
    (d)  Provision has not been made for federal income taxes or excise taxes since the Fund has elected to be taxed as a "regulated investment company" and intends to distribute substantially all net investment income and net realized capital gains on sales of investments to its shareholders and otherwise comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies.
         Investment income, net capital gains (losses) and all expenses incurred by the Fund are allocated based on the relative net assets of each class, except for service fees and certain other fees and expenses related to one class of shares.
         Class N shares are subject to a 0.25% 12b-1 fee and a 0.10% servicing fee, as described in its prospectus.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares.
    (e)  Dividends and distributions paid to shareholders are recorded on the ex-dividend date.  Distributions from net investment income are generally declared and paid quarterly.  Distributions of net realized capital gain, if any, are declared and paid at least annually.
         The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.  Distributions are determined in accordance with income tax regulations, which may differ from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book to tax differences to reflect tax character.  At December 31, 2010, reclassifications were recorded to decrease accumulated undistributed net investment income by $169,587, decrease accumulated net realized loss on investments by $19,621,722, and decrease paid in capital by
         $19,452,135.
         The tax character of distributions paid during the years ended
         December 31 was as follows:
                                             12/31/2010        12/31/2009
                                             ----------        ----------
              Distributions paid from:
              Ordinary income ............   $6,979,413        $7,649,157
                                             ----------        ----------
                                             ----------        ----------
         As of December 31, 2010, investment cost for federal tax purposes was
         $90,620,539 and the tax basis components of net assets were as follows:
              Unrealized appreciation ....................... $  4,258,760
              Unrealized depreciation .......................   (1,134,896)
                                                              ------------
              Net unrealized appreciation ...................    3,123,864
                                                              ------------
              Undistributed ordinary income .................       62,298
              Accumulated net realized capital loss .........  (13,370,847)
              Paid in capital ...............................  105,189,323
                                                              ------------
              Net assets .................................... $ 95,004,638
                                                              ------------
                                                              ------------
         There were no differences between the book-basis and tax-basis components of net assets.
         As of December 31, 2010, the Fund realized no post-October losses for tax purposes.
         As of December 31, 2010, the Fund had no tax deferral of wash loss sales.
         The Fund utilized approximately $4,044,000 of capital loss carryforwards during fiscal 2010.  In addition, approximately
         $19,452,000 of capital loss carryforwards expired at the end of 2010.
         As of December 31, 2010, the Fund has capital loss carryforwards of approximately $13,371,000, which expire as follows: $1,487,000 in
         2014, $5,050,000 in 2016 and $6,834,000 in 2017. To the extent the
         Fund has future net realized capital gains, distributions of capital gains to shareholders will be offset by any unused capital loss carryforward.
         The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of December 31, 2010.
         Also, the Fund recognized no interest and penalties related to uncertain tax benefits in fiscal 2010.  At December 31, 2010, the fiscal years 2007 through 2010 remain open to examination in the
         Fund's major tax jurisdictions.
    (f)  The preparation of financial statements in conformity with U.S.
         generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes.  Actual results could differ from estimates.
    (g)  In connection with the preparation of the Fund's financial statements, management evaluated subsequent events after the date of the Statement of Assets and Liabilities of December 31, 2010.  There have been no significant subsequent events since December 31, 2010 that would require adjustment to or additional disclosure in these financial statements.
(2) Related Parties--
    (a)  Investment Adviser and Management Agreement --
         The Fund has an agreement with Nicholas Company, Inc. (with whom certain officers and directors of the Fund are affiliated) (the
         "Adviser") to serve as investment adviser and manager.  Under the terms of the agreement, a monthly fee is paid to the Adviser based on an annualized fee of .50% of the average net asset value up to and including $50 million, .40% of the average net asset value in excess of $50 million and up to and including $100 million and .30% of the average net asset value in excess of $100 million. Also, the Adviser may be paid for accounting and administrative services rendered by its personnel, subject to the following guidelines: (i) up to five basis points, on an annual basis, of the average net asset value of the Fund up to and including $2 billion and up to three basis points, on an annual basis, of the average net asset value of the Fund greater than
         $2 billion, based on the average net asset value of the Fund as determined by valuations made at the close of each business day of each month, and (ii) where the preceding calculation results in an annual payment of less than $50,000, the Adviser, in its discretion, may charge the Fund up to $50,000 for such services.
    (b)  Legal Counsel --
         A director of the Adviser is affiliated with a law firm that provides services to the Fund.  The Fund incurred expenses of $6,103 for the year ended December 31, 2010 for legal services rendered by this law firm.
(3) Investment Transactions --
    For the year ended December 31, 2010, the cost of purchases and the proceeds from sales of investment securities, other than short-term obligations, aggregated $68,690,019 and $82,085,873, respectively.
(4) Concentration of Risk --
    The Fund invests primarily in high yield debt securities.  The market values of these high yield debt securities tend to be more sensitive to economic conditions and individual corporate developments than those of higher rated securities.  In addition, the market for these securities is generally less liquid than for higher rated securities.

Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of Nicholas High Income Fund, Inc.
We have audited the accompanying statement of assets and liabilities of
Nicholas High Income Fund, Inc. (the "Fund"), including the schedule of investments, as of December 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company
Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures.  We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the
Fund as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Deloitte & Touche LLP
Milwaukee, Wisconsin
February 25, 2011

Historical Record (1)
(unaudited)
--------------------------------------------------------------------------------------------------
                                     Net Investment    Growth of
                            Net          Income       an Initial
                        Asset Value   Distributions     $10,000
                         Per Share      Per Share    Investment (3)
                        -----------  --------------  --------------
Class I
November 21, 1977 (2) ..  $25.50        $  --            $10,000
December 31, 1987 ......   18.20         2.3300           22,560
December 31, 1988 ......   18.40         1.8550           25,164
December 31, 1989 ......   17.20         1.9150           26,155
December 31, 1990 ......   15.05         1.9850           25,886
December 31, 1991 ......   16.70         1.7300           31,853
December 31, 1992 ......   16.90         1.4775           35,143
December 31, 1993 ......   17.60         1.4450           39,695
December 31, 1994 ......   16.05         1.5050           39,626
December 31, 1995 ......   17.10         1.4750           46,029
December 31, 1996 ......   17.65         1.4800           51,721
December 31, 1997 ......   18.45         1.4515           58,514
December 31, 1998 ......   16.95         1.5775           58,788
December 31, 1999 ......   15.30         1.6560           58,749
December 31, 2000 ......   12.00         1.5300           51,620
December 31, 2001 ......   11.80         1.2150           56,144
December 31, 2002 ......    9.65         0.9925           50,459
December 31, 2003 ......   10.95         0.8450           61,937
December 31, 2004 ......   11.15         0.8200           67,915
December 31, 2005 ......   10.50         0.7895           68,849
December 31, 2006 ......   10.70         0.7455           75,221
December 31, 2007 ......   10.18         0.7502           76,820
December 31, 2008 ......    7.18         0.7140           58,955
December 31, 2009 ......    9.09         0.6581           80,426
December 31, 2010 ......    9.52         0.7230(a)        90,876
Class N
February 28, 2005 (2) ..  $11.20        $  --            $10,000
December 31, 2005 ......   10.40         0.7320            9,947
December 31, 2006 ......   10.60         0.7140           10,846
December 31, 2007 ......   10.06         0.7119           11,018
December 31, 2008 ......    7.24         0.5238            8,448
December 31, 2009 ......    9.18         0.6323           11,501
December 31, 2010 ......... 9.64         0.6683(a)        12,946
(1) Per share amounts presented for the periods prior to December 31, 2007 in this historical record have been restated or adjusted to reflect a reverse stock split of one share for every five shares outstanding effected on January 29, 2007.
(2) Initial date under Nicholas Company, Inc. management.
(3) Assuming reinvestment of distributions.
(a) Paid on April 29, 2010, $0.1848 and $0.1522 to respective Class I and Class N shareholders of record as of April 28, 2010. Paid on July 28, 2010, $0.1764 and $0.1698 to respective Class I and Class N shareholders of record as of July 27, 2010. Paid on October 27, 2010, $0.1699 and
    $0.1658 to respective Class I and Class N shareholders of record as of October 26, 2010. Paid on December 29, 2010, $0.1919 and $0.1805 to respective Class I and Class N shareholders of record as of December 28, 2010.
    The Fund distributed no capital gains for the time periods listed.

Approval of Investment Advisory Contract
(unaudited)
-------------------------------------------------------------------------------
A discussion of the Approval by the Board of Directors of the Fund's Investment
Advisory Contract can be found in the Fund's Semiannual Report dated June 30,
2010.

Tax Information
(unaudited)
------------------------------------------------------------------------------
The Fund designates 1.51%, 0.35%, 0.00% and 0.36% of the respective April, July
October and December 2010 ordinary income distributions for the year ended
December 31, 2010 to qualify for the dividend received deduction available to corporate shareholders and as qualified dividend income under the Jobs and
Growth Tax Relief Reconciliation Act of 2003.
The Fund had no capital gain distributions during the year ended December 31,
2010 and therefore does not designate an amount as a capital gain dividend for this period.

Information on Proxy Voting
(unaudited)
-------------------------------------------------------------------------------
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request by calling 800-544-6547 (toll-free) or 414-276-0535.  It also appears in the Fund's Statement of Additional Information, which can be found on the SEC's website, www.sec.gov.  A record of how the Fund voted its proxies for the most recent twelve-month period ended June 30, also is available on the Fund's website, www.nicholasfunds.com, and the SEC's website,
www.sec.gov.

Quarterly Portfolio Schedule
(unaudited)
------------------------------------------------------------------------------
The Fund files its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Q's are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C.  Information on the
operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Directors and Officers of the Fund
(unaudited)
-----------------------------------------------------------------------------------------------------------------------
    The following table sets forth the pertinent information about the Fund's directors and officers as of December 31,
2010.  Unless otherwise listed, the business address of each director and officer is 700 North Water Street, Milwaukee,
WI 53202.
                                                                                             Number of
                                                  Term of                                  Portfolios in      Other
                                                 Office and                                Fund Complex   Directorships
                                Positions Held   Length of      Principal Occupations        Overseen         Held
   Name and Age                    With Fund    Time Served      During Past 5 Years        by Director    by Director
-----------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR
David O. Nicholas, 49 (1), (3)   President and   (2), 6 years  Chief Investment Officer          3            None
                                 Director                      and Director, Nicholas Company,
                                                               Inc., the Adviser to the
                                                               Fund.  He is Portfolio Manager
                                                               of Nicholas II, Inc. and
                                                               Nicholas Limited Edition, Inc.
                                                               He formerly was Co-Portfolio Manager
                                                               of Nicholas Fund, Inc.,
                                                               Nicholas Equity Income Fund, Inc.
                                                               and the Fund.
DISINTERESTED DIRECTORS
Robert H. Bock, 78               Director       (2), 8 years   Private Investor, Consultant,      5            None
                                                               Dean Emeritus of Business
                                                               Strategy and Ethics, University of
                                                               Wisconsin School of Business,
                                                               1997 to present.
Timothy P. Reiland, 54           Director       (2), 6 years   Private Investor, Consultant,      5            None
                                                               Chairman and Chief Financial
                                                               Officer, Musicnotes, Inc.,
                                                               October 2001 to present.
                                                               Investment Analyst from 1987
                                                               to October 2001, Tucker Anthony
                                                               Incorporated, a brokerage firm.
                                                               He is a Chartered Financial
                                                               Analyst.
Jay H. Robertson, 59             Director       (2), 16 years  Private Investor, April 2000       6            None
                                                               to present.  Chairman of the
                                                               Board of Robertson-Ryan and
                                                               Associates, Inc., an insurance
                                                               brokerage firm from 1993 to
                                                               March 2000.
OFFICERS
Albert O. Nicholas, 79 (3)       Executive       Annual,       Chief Executive Officer and
                                 Vice President  33 years      Chairman of the Board, Nicholas
                                                               Company, Inc., the Adviser
                                                               to the Fund.  He is Portfolio
                                                               Manager of Nicholas Fund, Inc.
                                                               and Nicholas Equity Income
                                                               Fund, Inc.  He was a
                                                               Director of the Fund until
                                                               October 29, 2004.
David L. Johnson, 68 (3)         Executive       Annual,       Executive Vice President,
                                 Vice President  29 years      Nicholas Company, Inc., the
                                                               Adviser to the Fund.
Jeffrey T. May, 54               Senior Vice     Annual,       Executive Vice President, Chief
                                 President,      17 years      Financial Officer and Chief
                                 Secretary,                    Compliance Officer, Nicholas
                                 Treasurer                     Company, Inc., the Adviser to the
                                 and Chief                     Fund.  He is Portfolio Manager of
                                 Compliance                    Nicholas Money Market Fund, Inc.
                                 Officer
Lawrence J. Pavelec, 52          Senior Vice     Annual,       Senior Vice President, Nicholas
                                 President       8 years       Company, Inc., the Adviser to the
                                 and Portfolio                 Fund.  He has been Portfolio
                                 Manager                       Manager of the Fund since April 2008.
                                                               He served as Co-Portfolio Manager
                                                               from April 2003 until April 2008.
Candace L. Lesak, 53             Vice President  Annual,       Employee, Nicholas Company, Inc.,
                                                 24 years      the Adviser to the Fund.
____________________
(1)     David O. Nicholas is the only director of the Fund who is an "interested person" of the Fund, as that term is defined in the 1940 Act.  Mr. Nicholas is a Director of the Adviser and owns 1% of the outstanding voting securities of the Adviser.
(2)     Until duly elected or re-elected at a subsequent annual meeting of the Fund.
(3)     David O. Nicholas is the son of Albert O. Nicholas.  David L. Johnson is the brother-in-law of Albert O. Nicholas.
    The Fund's Statement of Additional Information includes additional information about Fund directors and is available, without charge, upon request, by calling 800-544-6547 (toll-free)
or 414-276-0535.

Privacy Policy
(unaudited)
-------------------------------------------------------------------------------
      Nicholas High Income Fund, Inc. respects each shareholder's right to privacy.  We are committed to safeguarding the information that you provide us to maintain and execute transactions on your behalf.
      We collect the following non-public personal information about you:
      * Information we receive from you on applications or other forms, whether we receive the form in writing or electronically.  This includes, but is not limited to, your name, address, phone number, tax identification number, date of birth, beneficiary information and investment selection.
      * Information about your transactions with us and account history with
us.  This includes, but is not limited to, your account number, balances and cost basis information.  This also includes transaction requests made through our transfer agent.
      * Other general information that we may obtain about you such as demographic information.
              WE DO NOT SELL ANY NON-PUBLIC PERSONAL INFORMATION
                     ABOUT CURRENT OR FORMER SHAREHOLDERS.

                  INFORMATION SHARED WITH OUR TRANSFER AGENT,
                   A THIRD PARTY COMPANY, ALSO IS NOT SOLD.
      We may share, only as permitted by law, non-public personal information about you with third party companies. Listed below are some examples of third parties to whom we may disclose non-public personal information.  While these examples do not cover every circumstance permitted by law, we hope they help you understand how your information may be shared.
      We may share non-public personal information about you:
      * With companies who work for us to service your accounts or to process transactions that you may request.  This would include, but is not limited to, our transfer agent to process your transactions, mailing houses to send you required reports and correspondence regarding the Fund and its Adviser, the
Nicholas Company, Inc., and our dividend disbursing agent to process fund dividend checks.
      * With a party representing you, with your consent, such as your broker or lawyer.
      * When required by law, such as in response to a subpoena or other legal process.
      The Fund and its Adviser maintain policies and procedures to safeguard your non-public personal information.  Access is restricted to employees who the Adviser determines need the information in order to perform their job duties.  To guard your non-public personal information we maintain physical, electronic, and procedural safeguards that comply with federal standards.
      In the event that you hold shares of the Fund with a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

                            Directors and Officers

                   DAVID O. NICHOLAS, President and Director

                           ROBERT H. BOCK, Director

                         TIMOTHY P. REILAND, Director

                          JAY H. ROBERTSON, Director

                 ALBERT O. NICHOLAS, Executive Vice President

                  DAVID L. JOHNSON, Executive Vice President

              JEFFREY T. MAY, Senior Vice President, Secretary,
                    Treasurer and Chief Compliance Officer

                  LAWRENCE J. PAVELEC, Senior Vice President

                       CANDACE L. LESAK, Vice President

                              Investment Adviser
                            NICHOLAS COMPANY, INC.
                             Milwaukee, Wisconsin
                             www.nicholasfunds.com
                         414-276-0535 or 800-544-6547

                                Transfer Agent
                        U.S. BANCORP FUND SERVICES, LLC
                             Milwaukee, Wisconsin
                         414-276-0535 or 800-544-6547

                                  Distributor
                           QUASAR DISTRIBUTORS, LLC
                             Milwaukee, Wisconsin

                                   Custodian
                                U.S. BANK N.A.
                             Milwaukee, Wisconsin

                 Independent Registered Public Accounting Firm
                             DELOITTE & TOUCHE LLP
                             Milwaukee, Wisconsin

                                    Counsel
                         MICHAEL BEST & FRIEDRICH LLP
                             Milwaukee, Wisconsin

This report is submitted for the information of shareholders of the Fund.  It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND

SENIOR FINANCIAL OFFICERS

I.    Covered Officers/Purpose of the Code

    The Nicholas Family of Funds code of ethics (this "Code") for the investment companies within the complex (collectively, "Funds" and each, "Company") applies to the Company's Principal Executive Officer and Principal Financial Officer (the "Covered Officers" each of whom are set forth in Exhibit A) for the purpose of promoting:

* honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

* full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission ("SEC") and in other public communications made by the Company;

* compliance with applicable laws and governmental rules and regulations;

* the prompt internal reporting of violations of the Code to an appropriate person or persons identified in the Code; and

* accountability for adherence to the Code.

    Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to situations that may give rise to actual as well as apparent conflicts of interest.

II. Covered Officers Should Handle Ethically Actual and Apparent Conflicts of Interest

    Overview. A "conflict of interest" occurs when a Covered Officer's private interest interferes with the interests of, or his service to, the Company. For example, a conflict of interest would arise if a Covered Officer, or a member of his family, receives improper personal benefits as a result of his position with the Company.

    Certain conflicts of interest arise out of the relationships between Covered Officers and the Company and already are subject to conflict of interest provisions in the Investment Company Act of 1940 ("Investment Company Act") and the Investment Advisers Act of 1940 ("Investment Advisers Act"). For example, Covered Officers may not individually engage in certain transactions (such as the purchase or sale of securities or other property) with the Company because of their status as "affiliated persons" of the Company. The Company's and the investment adviser's compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

    Although typically not presenting an opportunity for improper personal benefit, conflicts arise from, or as a result of, the contractual relationship between the Company and the investment adviser of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Company or for the adviser, or for both), be involved in establishing policies and implementing decisions that will have different effects on the adviser and the Company. The participation of the Covered Officers in such activities is inherent in the contractual relationship between the Company and the adviser and is consistent with the performance by the Covered Officers of their duties as officers of the Company. Thus, if performed in conformity with the provisions of the Investment Company Act and the Investment Advisers Act, such activities will be deemed to have been handled ethically. In addition, it is recognized by the Funds' Boards of Directors ("Boards") that the Covered Officers may also be officers or employees of one or more other investment companies covered by this or other codes.

    Other conflicts of interest are covered by the Code, even if such conflicts of interest are not subject to provisions in the Investment Company Act and the Investment Advisers Act. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Company.

* * *

    Each Covered Officer must:

* not use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Company whereby the Covered Officer would benefit personally to the detriment of the Company;

* not cause the Company to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Company;

* not use material non-public knowledge of portfolio transactions made or contemplated for the Company to trade personally or cause others to trade personally in contemplation of the market effect of such transactions;

* report, at least annually:

* officer and director positions in corporations, public or private, for profit or not for profit, or in which the Covered Officer or any of his immediate family members holds 5% or more of its outstanding stock;

* Positions as a trustee, executor or other fiduciary;

* Ownership interest in any broker-dealer or bank;

* Transactions between the Covered Officer and any of the Nicholas Family of Funds, the Nicholas Company or any company in which any director of any of the Nicholas Family of Funds is an officer or director.

* Situations in which any immediate family member of the Covered Employee is an officer, director or employee of any company in which any officer or director of the Nicholas Company or any of the Nicholas Family of Funds is a director or executive officer.

    There are some conflict of interest situations that should always be discussed with the appropriate officer if material. If the matter involves Jeffrey T. May, he should discuss the matter with David O. Nicholas. If the matter involves any other person, that person should discuss the matter with Jeffrey T. May. In each case, the officer with whom such matter is discussed is encouraged to review the matter with counsel to the Company. Examples of these include:

* service as a director on the board of any public company;

* the receipt of any non-nominal gifts;

* the receipt of any entertainment from any company with which the Company has current or prospective business dealings unless such entertainment is business-related, reasonable in cost, appropriate as to time and place, and not so frequent as to raise any question of impropriety;

* any ownership interest in, or any consulting or employment relationship with, any of the Company's service providers, other than its investment adviser, principal underwriter, administrator or any affiliated person thereof;

* a direct or indirect financial interest in commissions, transaction charges or spreads paid by the Company for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership.

III. Disclosure and Compliance

* Each Covered Officer should familiarize himself with the disclosure requirements generally applicable to the Company;

* each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Company to others, whether within or outside the Company, including to the Company's directors and auditors, and to governmental regulators and self-regulatory organizations;

* each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and the adviser with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents the Funds files with, or submits to, the SEC and in other public communications made by the Funds; and

* it is the responsibility of each Covered Officer to promote compliance with the standards and restrictions imposed by applicable laws, rules and regulations.

IV. Reporting and Accountability

    Each Covered Officer must:

* upon adoption of the Code (or thereafter as applicable, upon becoming a Covered Officer), affirm in writing to the Board that he has received, read, and understands the Code;

* annually thereafter affirm to the Board that he has complied with the requirements of the Code;

* not retaliate against any other Covered Officer or any employee of the Funds or their affiliated persons for reports of potential violations that are made in good faith; and

* notify the appropriate person promptly if he knows of any violation of this Code. Failure to do so is itself a violation of this Code. Each Covered Officer should notify Jeffrey T. May unless the person violating the Code is Jeffrey T. May, in which case such person should notify David O. Nicholas. In each case, each Covered Officer is encouraged to also contact counsel to the Fund.

    Jeffrey T. May is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret this Code in any particular situation; provided that if the situation involves Jeffrey T. May directly, then Mr. David O. Nicholas is responsible for applying the Code to him and he has authority to interpret the Code with respect to such application. Both Jeffrey T. May and David O. Nicholas are encouraged to discuss the matter with counsel to the Fund. However, any approvals or waivers sought by the Principal Executive Officer will be considered by the Independent Directors (the "Committee").

    The Company will follow these procedures in investigating and enforcing this Code:

* Jeffrey T. May or David O. Nicholas, with the advice of counsel will take all appropriate action to investigate any potential violations reported to him;

* if, after such investigation, the officer making such investigation believes that no violation has occurred, he is not required to take any further action;

* any matter that the officer making the investigation believes is a violation will be reported to the independent directors;

* if the independent directors concur that a violation has occurred, they will consider appropriate action, which may include review of, and appropriate modifications to, applicable policies and procedures; notification to appropriate personnel of the investment adviser or its board; or a recommendation to dismiss the Covered Officer;

* the independent directors will be responsible for granting waivers, as appropriate; and

* any changes to or waivers of this Code will, to the extent required, be disclosed as provided by SEC rules.

V. Other Policies and Procedures

    This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Sarbanes-Oxley Act and the rules and forms applicable to registered investment companies thereunder. Insofar as other policies or procedures of the Funds, the Funds' adviser, principal underwriter, or other service providers govern or purport to govern the behavior or activities of the Covered Officers who are subject to this Code, they are superseded by this Code to the extent that they overlap or conflict with the provisions of this Code. The Funds' and their investment adviser's codes of ethics under Rule 17j-1 under the Investment Company Act and the adviser's more detailed policies and procedures are separate requirements applying to the Covered Officers and others, and are not part of this Code.

VI. Amendments

    Any amendments to this Code, other than amendments to Exhibit A, must be approved or ratified by a majority vote of the Board, including a majority of independent directors.

VII. Confidentiality

    All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the appropriate Board and its counsel, the appropriate Company and the Nicholas Company.

VIII. Internal Use

    The Code is intended solely for the internal use by the Funds and does not constitute an admission, by or on behalf of any Company, as to any fact, circumstance, or legal conclusion.

Date: November 20, 2003

Affirmed: November 24, 2010

Exhibit A

Persons Covered by this Code of Ethics

The Nicholas Company	Albert O. Nicholas	Jeffrey T. May
Nicholas Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas II, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Limited Edition, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Income Fund, Inc.	David O. Nicholas	Jeffrey T. May
Nicholas Equity Income Fund, Inc.	Albert O. Nicholas	Jeffrey T. May
Nicholas Liberty Fund	David O. Nicholas	Jeffrey T. May
Nicholas Money Market Fund, Inc.	Albert O. Nicholas	Jeffrey T. May

Item 3. Audit Committee Financial Expert.

The Fund's Board of Directors has determined that Mr. Timothy P. Reiland, an independent director, qualifies as an audit committee financial expert as that term is defined for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Fund's principal accountant (the "Auditor") for the audit of the Fund's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $23,500 in 2010 and $23,000 in 2009.

(b) Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the Auditor to the Fund that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $3,600 in 2010 and $3,500 in 2009. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

(d) All Other Fees. The aggregate fees billed for professional services rendered by the Auditor to the Fund's investment adviser were approximately $15,000 in 2010 and $15,000 in 2009.  These services were for the audit of the investment adviser for the adviser's fiscal years ended 10/31/2010 and 10/31/2009, respectively.

(e) (1) Audit Committee Pre-Approval Policies and Procedures. The Fund's Board of Director's has not adopted any pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.  The Fund's Board of Directors meets with the Auditors and management to review and authorize the Auditor's engagements for audit and non-audit services to the Fund and its Adviser prior to each engagement.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b)   N/A

     (c)   N/A

     (d)   N/A

(f)  No disclosures are required by this Item 4(f).

(g) There were no non-audit fees billed in each of the last two fiscal years by the Auditor for services rendered to the Fund or the Fund's investment adviser that provides ongoing services.

(h)  No disclosures are required by this Item 4(h).

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Schedule of Investments.

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to annual reports filed by closed-end funds.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Applicable only to closed-end funds.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

The Fund's principal executive officer and principal financial officer have concluded that the Fund's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report. There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Fund's internal controls or in other factors that could significantly affect the Fund's internal controls subsequent to the date of their evaluation.

Item 12. Exhibits.

(a)(1) Code of Ethics -- Any code of ethics, or amendments thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable to this filing.

(a)(2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.CERT.

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more person.

Applicable only to closed-end funds.

(b) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbannes-Oxley Act of 2002, attached hereto as part of EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nicholas High Income Fund, Inc.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/25/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ David O. Nicholas

Name: David O. Nicholas

Title: Principal Executive Officer

Date: 02/25/2011

By: /s/ Jeffrey T. May

Name: Jeffrey T. May

Title: Principal Financial Officer

Date: 02/25/2011